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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 17, 2001



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                                       93-0836824
            ------                                       ----------
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

   11802 S.E. Stark St.
     Portland, Oregon                 97216             (503) 252-1485
     ----------------                 -----             --------------
 (ADDRESS OF PRINCIPAL             (ZIP CODE)   (REGISTRANT'S TELEPHONE NUMBER,
   EXECUTIVE OFFICES)                                INCLUDING AREA CODE)




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Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5. Other Events.

Not applicable.

Item 6. Resignations of Registrant's Directors.

Paul Welch, 72, owner of two Elmer's franchises in Vancouver, Washington, has resigned as director of the registrant.

Item 7. Financial Statements and Exhibits Filed.

Exhibit 17

Item 8. Change in Fiscal Year

Not applicable.


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELMER'S RESTAURANTS, INC.

Date: April 23, 2001                By:/s/ William Service, C.E.O
                                       ----------------------------------------
                                    William W. Service, Chief Executive Officer